SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C.  20549

                        ___________

                         FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST
          INDENTURE ACT OF 1939 OF A CORPORATION
               DESIGNATED TO ACT AS TRUSTEE

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
     OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _____

                        __________

         MORGAN GUARANTY TRUST COMPANY OF NEW YORK
    (Exact name of trustee as specified in its charter)

             New York                         13-5123346
   (Jurisdiction of incorporation          (I.R.S. Employer
   or organization if not a U.S.           Identification No.)
   national bank)

      60 Wall Street, New York, NY                10260
(Address of principal executive offices)       (Zip Code)

                        __________


                  Sharon W. Lindsay, Esq.
         Morgan Guaranty Trust Company of New York
                60 Wall Street, 38th Floor
                    New York, NY  10260
                      (212) 648-3393
 (Name, address and telephone number of agent for service)

                        __________


                 BOISE CASCADE CORPORATION
    (Exact name of obligor as specified in its charter)

           Delaware                             82-0100960
   (State or other jurisdiction of           (I.R.S. Employer
   incorporation or organization)            Identification No.)

          One Jefferson Square
          P.O. Box 50
          Boise, Idaho                              83728
    (Address of principal executive offices)     (Zip Code)

                        __________

                      DEBT SECURITIES
            (Title of the indenture securities)

Item 1.       General Information.

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

               Name                             Address

Federal Reserve Bank (2nd District)           New York, NY
Federal Deposit Insurance Corporation         Washington, DC
New York State Banking Department             Albany, NY

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.        Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.       List of Exhibits.

     Exhibit 1. Charter of Morgan Guaranty Trust Company of New York, as amended to date (which among other things grants to Morgan Guaranty Trust Company of New York the authority to commence business and exercise corporate trust powers), incorporated herein by reference to
                    Exhibit 1 of Form T-1, Registration No. 33-63794.

     Exhibit 2.     Contained in Exhibit 1.

     Exhibit 3.     Contained in Exhibit 1.

     Exhibit 4. By-Laws of Morgan Guaranty Trust Company of New York, as amended to date, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-63794.

     Exhibit 5.     Not applicable.

     Exhibit 6. Consent of Morgan Guaranty Trust Company of New York required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-66344.

     Exhibit 7. Report of Condition of Morgan Guaranty Trust Company of New York as of the close of business on March 31, 1994, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.

                            SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Morgan Guaranty Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of June, 1994.

                              MORGAN GUARANTY TRUST COMPANY
                                    of New York



                              By:   /s/Michael Culhane
                                     Michael Culhane
                                      Vice President